Exhibit 99.1

Selecta Biosciences Announces Appointment of Blaine Davis as Chief Financial Officer

WATERTOWN, Mass. November 28, 2022 — Selecta Biosciences, Inc. (NASDAQ: SELB), a biotechnology company leveraging its clinically validated ImmTOR™ platform to develop tolerogenic therapies for autoimmune diseases, unlock the potential of gene therapies and amplify the efficacy of biologic therapies, announced the appointment of Blaine Davis as Chief Financial Officer, effective today, November 28, 2022.

“Blaine is a highly accomplished biopharmaceutical executive with proven financial and business development expertise,” said Carsten Brunn, Ph.D., President and Chief Executive Officer of Selecta. “We are preparing for a number of key potential milestones across our pipeline including our expected Phase 3 readout in chronic refractory gout, our expected Phase 1/2 trial initiation in methylmalonic acidemia, and our planned IL-2 candidate selection for the treatment of autoimmune disease with ImmTOR-IL. We are delighted to welcome Blaine to the team as we seek to take this potentially generational leap forward for our precision immune tolerance platform and deliver on our mission to restore natural immune tolerance in patients suffering from debilitating diseases. Blaine’s impressive track record makes him an ideal fit for Selecta at this critical inflection point.”

Mr. Davis added, “I am thrilled to join the Selecta team at this pivotal moment in the company’s growth trajectory. I look forward to bringing my experience to Selecta and working closely with the entire team to reach our goal of delivering long-term value for shareholders and ultimately improving the lives of our patients.”

Mr. Davis brings more than 25 years of experience in investor relations, business development, corporate affairs and sales and marketing at life sciences companies, with a particular focus on rare diseases. Prior to joining Selecta, Mr. Davis served as Chief Financial Officer of Protara Therapeutics, Inc. where he built the finance function from the ground up across all financial verticals. Previously, he served as Vice President, Head of Investor Relations and Corporate Communications at Insmed Incorporated and held multiple executive leadership positions at Endo International plc, including Senior Vice President and General Manager, Specialty Pharmaceuticals; President of Endo Ventures; and Senior Vice President, Investor Relations and Corporate Communications. Prior to his tenure at Endo International plc, Mr. Davis held a number of roles in Business Development and Investor Relations at Bristol-Myers Squibb Company. Mr. Davis holds a B.A. in Biology and Psychology from Middlebury College.

About Selecta Biosciences, Inc.

Selecta Biosciences Inc. (NASDAQ: SELB) is a clinical stage biotechnology company leveraging its ImmTOR™ platform to develop tolerogenic therapies that selectively mitigate unwanted immune responses. With a proven ability to induce tolerance to highly immunogenic proteins, ImmTOR has the potential to amplify the efficacy of biologic therapies, including redosing of life-saving gene therapies, as well as restore the body’s natural self-tolerance in autoimmune diseases. Selecta has several proprietary and partnered programs in its pipeline focused on enzyme therapies, gene therapies, and autoimmune diseases. Selecta Biosciences is headquartered in the Greater Boston area. For more information, please visit www.selectabio.com.

Nasdaq Rule 5653(c)(4) Notice

In connection with the commencement of his employment, Mr. Davis was awarded an inducement grant, pursuant to the Company’s 2018 Employment Inducement Incentive Award Plan, of an option to purchase 1,250,000 shares of the Company’s common stock at an exercise price equal to the closing price per share of the Company’s common stock on the grant date. The option will vest over a four-year period, with 25% vesting on the 12-month anniversary of the grant date, and the remaining 75% vesting in 36 equal monthly installments thereafter, subject to Mr. Davis’s continued employment with the Company on each vesting date. In accordance with Nasdaq Listing Rule 5635(c)(4), the award was approved by a majority of the Company’s independent directors and made as a material inducement to Mr. Davis’s entry into employment with the Company.

Selecta Forward-Looking Statements

Any statements in this press release about the future expectations, plans and prospects of Selecta Biosciences, Inc. (the “Company”), including without limitation, statements regarding the unique proprietary technology platform of the Company, , the potential of ImmTOR to enable re-dosing of AAV gene therapy and to mitigate immunogenicity, the potential of ImmTOR and the Company’s product pipeline to treat chronic refractory gout, MMA, IgAN, other autoimmune diseases, lysosomal storage disorders, or any other disease, the anticipated timing or the outcome of ongoing and planned clinical trials, studies and data readouts, the anticipated timing or the outcome of the FDA’s review of the Company’s regulatory filings, the Company’s and its partners’ ability to conduct its and their clinical trials and preclinical studies, the timing or making of any regulatory filings, the anticipated timing or outcome of selection of developmental product candidates, the potential treatment applications of product candidates utilizing the ImmTOR platform in areas such as gene therapy, gout and autoimmune disease, the ability of the Company and its partners where applicable to develop gene therapy products using ImmTOR, the novelty of treatment paradigms that the Company is able to develop, whether the observations made in non-human study subjects will translate to studies performed with human beings, the potential of any therapies developed by the Company to fulfill unmet medical needs, the Company’s plan to apply its ImmTOR technology platform to a range of biologics for rare and orphan genetic diseases, the potential of the Company’s technology to enable repeat administration in gene therapy product candidates and products, the ability to re-dose patients and the potential of ImmTOR to allow for re-dosing, the potential to safely re-dose AAV, the ability to restore transgene expression, the potential of the ImmTOR technology platform generally and the Company’s ability to grow its strategic partnerships and enrollment in the Company’s clinical trials and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including proof of concept trials, including the uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials, the ability to predict results of studies performed on human beings based on results of studies performed on non-human subjects, the unproven approach of the Company’s ImmTOR technology, potential delays in enrollment of patients, undesirable side effects of the Company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the Company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the Company’s recurring losses from operations and negative cash flows, substantial fluctuation in the price of the Company’s common stock, risks related to geopolitical conflicts and pandemics and other important factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and in other filings that the Company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this press release represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this press release, except as required by law.

For Investors:

Bruce Mackle

LifeSci Advisors, LLC

+1-929-469-3859

bmackle@lifesciadvisors.com

For Media:

Brittany Leigh, Ph.D.

LifeSci Communications, LLC

+1-646-751-4366

bleigh@lifescicomms.com